                                                                   Exhibit 99.1


                                  AVIALL, INC.
                            ENGINE SERVICES DIVISION
       COMBINED STATEMENTS OF OPERATIONS AND CHANGES IN AVIALL INVESTMENT
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                                                        Three months ended
                                                                                             March 31,
                                                                                    --------------------------
                                                                                       1995             1996
- --------------------------------------------------------------------------------------------------------------
   Net sales                                                                         $120,572          134,745
   Cost of sales                                                                      106,734          126,863
- --------------------------------------------------------------------------------------------------------------
   Gross profit                                                                        13,838            7,882
   Operating and other expenses:
     Selling and administrative expenses                                                7,597            8,792
     Restructuring costs                                                                    -           39,567
     Interest expense                                                                   5,415            4,283
- --------------------------------------------------------------------------------------------------------------
   Earnings (loss) before income taxes                                                    826          (44,760)
   Provision for income taxes                                                             463              243
- --------------------------------------------------------------------------------------------------------------
   Net earnings (loss)                                                              $     363          (45,003)
==============================================================================================================

   Aviall investment:
     Aviall investment at beginning of period                                        $390,888          347,786
     Net earnings (loss)                                                                  363          (45,003)
     Other changes in Aviall investment                                               (26,045)          (1,954)
- --------------------------------------------------------------------------------------------------------------
     Aviall investment at end of period                                              $365,206          300,829
==============================================================================================================




See accompanying notes to combined financial statements.

                                 AVIALL, INC.
                           ENGINE SERVICES DIVISION
                           COMBINED BALANCE SHEETS
                            (DOLLARS IN THOUSANDS)


                                                                                                  December 31,      March 31,
                                                                                                      1995            1996
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (Unaudited)
                 ASSETS
                 Current assets:
                   Cash                                                                             $     32              30
                   Receivables                                                                        96,082         109,249
                   Inventories                                                                       160,842         151,739
                   Prepaid expenses and other current assets                                           4,012           3,729
- -----------------------------------------------------------------------------------------------------------------------------
                 Total current assets                                                                260,968         264,747
- -----------------------------------------------------------------------------------------------------------------------------

                 Property, plant and equipment                                                       123,946         120,040
                 Intangible assets                                                                    66,712          65,454
                 Other assets                                                                         10,956          12,797
                 Deferred income taxes                                                                   755               -
- -----------------------------------------------------------------------------------------------------------------------------
                 Total assets                                                                       $463,337         463,038
=============================================================================================================================

                 LIABILITIES AND AVIALL INVESTMENT
                 Current liabilities:
                   Current portion of long-term debt                                                $ 10,117          10,701
                   Accounts payable                                                                   50,713          58,529
                   Accrued expenses                                                                   23,942          23,619
                   Accrued restructuring costs                                                             -          39,567
                   Deferred income taxes                                                                 760               -
- -----------------------------------------------------------------------------------------------------------------------------
                 Total current liabilities                                                            85,532         132,416
- -----------------------------------------------------------------------------------------------------------------------------

                 Long-term debt                                                                        7,392           7,253
                 Other liabilities                                                                    10,741          10,649
                 Deferred income taxes                                                                11,886          11,891
                 Aviall investment                                                                   347,786         300,829
- -----------------------------------------------------------------------------------------------------------------------------
                 Total liabilities and Aviall investment                                            $463,337         463,038
=============================================================================================================================




See accompanying notes to combined financial statements.





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
                                 AVIALL, INC.
                           ENGINE SERVICES DIVISION
                      COMBINED STATEMENTS OF CASH FLOWS
                            (DOLLARS IN THOUSANDS)
                                 (UNAUDITED)


                                                                                                  Three months ended March 31,
                                                                                                  ----------------------------
                                                                                                      1995            1996
- ------------------------------------------------------------------------------------------------------------------------------
                 CASH FLOWS FROM OPERATING ACTIVITIES:
                   Net earnings (loss)                                                              $   363          (45,003)
                   Restructuring costs                                                                    -           39,567
                   Depreciation and amortization                                                      4,741            5,123
                   Changes in:
                     Receivables                                                                     14,947           (8,865)
                     Inventories                                                                       (198)           5,431
                     Accounts payable                                                                (4,400)          (2,291)
                     Accrued expenses                                                                 4,198             (323)
                     Other, net                                                                      (4,745)          (1,647)
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                                     14,906           (8,008)
- ------------------------------------------------------------------------------------------------------------------------------
                 CASH FLOWS FROM INVESTING ACTIVITIES:
                   Capital expenditures                                                              (4,093)          (1,444)
                   Sales of property, plant and equipment                                               187               77
                   Other, net                                                                          (294)              (2)
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                                     (4,200)          (1,369)
- ------------------------------------------------------------------------------------------------------------------------------
                 CASH FLOWS FROM FINANCING ACTIVITIES:
                   Net increase (decrease) in Aviall investment                                     (10,328)           8,930
                   Net change in foreign revolving credit facility                                    3,330              445
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                                     (6,998)           9,375
- ------------------------------------------------------------------------------------------------------------------------------
                 Change in cash                                                                       3,708               (2)
                 Cash, beginning of period                                                            1,369               32
- ------------------------------------------------------------------------------------------------------------------------------
                 Cash, end of period                                                                $ 5,077               30
==============================================================================================================================




See accompanying notes to combined financial statements.

                                  AVIALL, INC.
                            ENGINE SERVICES DIVISION
                     NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with Article 10 of Regulation S-X. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with Aviall, Inc. Engine Services Division combined financial statements and notes thereto for the year ended December 31, 1995. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three-month period ended March 31, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996.

NOTE 2 - RESTRUCTURING COSTS

Based on a decision by the Aviall, Inc. ("Aviall") Board of Directors on January 24, 1996, Aviall signed a definitive agreement on April 19, 1996 to sell the engine services division ("Division") to Greenwich Air Services, Inc. and expects to complete the sale in 1996. Accordingly, income taxes have been calculated on a discrete period basis. In accordance with Accounting Principles Board Opinion No. 30, Aviall recorded in its consolidated financial statements a "discontinued operations" charge of $212.5 million as of December 31, 1995 to reflect its estimate of the loss it will incur upon sale of the discontinued operations, primarily related to the Division. These costs were not recorded in the separate Division 1995 financial statements since this discontinued operations treatment is not appropriate at the Division level. Restructuring costs approximating $55 million, incurred by Aviall on behalf of the Division, will be reflected in the Division's financial statements in 1996. The combined financial statements for the three months ended March 31, 1996 include $39.6 million of such expenses.

NOTE 3 - INVENTORIES


                                                            December 31,             March 31,
         (In thousands)                                        1995                    1996
                                                                                    (Unaudited)
- -----------------------------------------------------------------------------------------------
         Repair parts                                        $134,099                 123,723
         Work-in-process                                       34,068                  37,121
- -----------------------------------------------------------------------------------------------
         Reserves for excess and                              168,167                 160,844
         obsolete inventories                                  (7,325)                 (9,105)
- -----------------------------------------------------------------------------------------------
                                                             $160,842                 151,739
===============================================================================================




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